UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2022

ADTRAN Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41446	87-2164282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Explorer Boulevard Huntsville, Alabama	35806-2807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (256) 963-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, Par Value $0.01	ADTN	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Joint Report and Audit Report Relating to the Proposed Domination and Profit and Loss Transfer Agreement

As previously disclosed by ADTRAN Holdings, Inc. (the “Company”) on October 18, 2022, the Board of Directors (the “Board”) of the Company and the management board of ADVA Optical Networking SE, a company organized and existing under the laws of Germany (“ADVA”), agreed on a final draft of a domination and profit and loss transfer agreement (the “DPLTA”) between the Company, as the controlling company, and ADVA, as the controlled company. The Company held approximately 65.35% of ADVA’s outstanding shares as of October 18, 2022. In connection with the proposed DPLTA, on October 24, 2022 the Board of the Company and the management board of ADVA published a joint report (Vertragsbericht), dated October 18, 2022 (the “Joint Report”), that includes a description of the DPLTA and other information related thereto (the “Joint Report”) and attaches the form of the final draft of the DPLTA and a valuation report regarding the enterprise value of ADVA as of November 30, 2022, and other information. In connection with the proposed DPLTA and in accordance with the German Stock Corporation Act (Aktiengesetz) (the “AktG”), the Company and ADVA also obtained an audit report by an independent court-appointed auditor (the “Audit Report”).

The execution of the DPLTA remains subject to the approval of the DPLTA by shareholders of ADVA with 75% of the votes cast in an extraordinary general meeting, which is scheduled to be held on November 30, 2022. Effectiveness of the DPLTA will be subject to registration of the DPLTA with the commercial register (Handelsregister) of the local court (Amtsgericht) at the registered seat of ADVA, but no earlier than January 1, 2023. The Company plans to apply for registration of the DPLTA without undue delay following approval of the DPLTA by ADVA’s shareholders (but no earlier than November 30, 2022).

Under the proposed DPLTA, when effective and subject to certain limitations pursuant to applicable law, (i) the Company will be entitled to issue binding instructions to the management board of ADVA, (ii) ADVA will transfer all of its annual profits to the Company, subject to, among other things, the creation or dissolution of certain reserves, and (iii) the Company will generally absorb all annual losses incurred by ADVA. Additionally, under the DPLTA, the Company will offer, at the election of each shareholder of ADVA (other than the Company), (i) to acquire the shares of such shareholder for a compensation of EUR 17.21 per share pursuant to Section 305 of the AktG (“Exit Compensation”), or (ii) to pay such shareholder a fixed annually recurring compensation payment pursuant to Section 304 of the AktG in an amount of EUR 0.59 per share (EUR 0.52 net under the current taxation regime) (the “Annual Recurring Compensation”). The amount of the Annual Recurring Compensation payment of EUR 0.59 per share (EUR 0.52 net) is determined on the basis of a rounded annuity interest rate of 3.00% and is still subject to an adjustment in case of a change of interest rates and borrowing costs prior to November 30, 2022, which is the reference date for the valuation. An increase of borrowing costs could lead to an increase of the Annual Recurring Compensation payment. The potential increase ranges from EUR 0.62 per share (EUR 0.54 net), if the annuity interest rate is increased by 25 basis points to 3.25%, up to an Annual Recurring Compensation payment of EUR 1.00 per share (EUR 0.87 net), if the annuity interest rate is increased by 250 basis points to 5.50%.

The foregoing summary of the proposed DPLTA and related documents does not purport to be complete. Non-binding English translations of the Joint Report, including the form of the proposed DPLTA, and the Audit Report are available on ADVA’s website at https://www.adva.com/en/about-us/investors/shareholders-meetings. The information contained on, or that may be accessed through, ADVA’s website is not incorporated by reference into, and is not a part of, this document.

CAUTIONARY STATEMENT ABOUT FORWARD LOOKING STATEMENTS

Certain statements contained in this document regarding matters that are not historical facts are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). They are generally identified by the use of words such as “believe,” “expect,” “intend,” “estimate,” “anticipate,” “will,” “may,” “could” and similar expressions, which forward-looking statements reflect management’s best judgment based on factors currently known. However, these statements involve risks and uncertainties, including: (i) risks and uncertainties related to the continued impact of the SARS-CoV-2 coronavirus/COVID-19 global pandemic (including variants of the SARS-CoV-2 coronavirus), including with respect to continued manufacturing and supply chain constraints; (ii) risks and uncertainties related to the completed business combination between the Company, ADTRAN and ADVA, including risks related to regulatory or other limitations imposed following the closing of the business combination on July 15, 2022 and the proposed domination and profit and loss transfer agreement between the Company as the controlling entity, and ADVA as the controlled entity; the ability to successfully integrate the ADTRAN and ADVA businesses; risks related to disruption of management time from ongoing business operations due to integration efforts following the business combination; the risk that the business combination could have adverse effects on the market price of the Company’s common stock or ADVA’s common shares or the ability of the Company, ADTRAN, and ADVA to retain customers, retain or hire key personnel, maintain relationships with their respective suppliers and customers, and on their operating results and businesses generally; the risk that the Company may be unable to achieve expected synergies or that it may take longer or be more costly than expected to achieve those synergies; the risk of fluctuations in revenue due to lengthy sales and approval process required by major and other service providers for new products; the risk posed by potential breaches of information systems and cyber-attacks; the risks that ADTRAN, ADVA or the Company may not be able to effectively compete, including through product improvements and development; (iii) risks and uncertainties related to the proposed DPLTA, including the risk that it may not be approved or its effectiveness may be delayed as a result of litigation or otherwise or may not occur, and risks associated with any appraisal proceedings; and (iv) other risks set forth in ADVA’s annual and interim financial reports made publicly available and ADTRAN’s and the Company’s public filings made with the Securities and Exchange Commission, including ADTRAN’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Company’s Form 10-Q for the quarterly period ended June 30, 2022. These risks and uncertainties could cause actual results to differ materially from those in the forward-looking statements included in this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2022	ADTRAN Holdings, Inc.

	By:	/s/ Michael Foliano
Michael Foliano
Chief Financial Officer